UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    April 28, 2026
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              Regal Rexnord Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	1-7283	39-0875718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

          111 West Michigan Street, Milwaukee, Wisconsin 53203
(Address of Principal Executive Offices, Including Zip Code)

Registrant's Telephone Number: (608) 364-8800

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	RRX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 5.07.    Submission of Matters to a Vote of Security Holders.

Regal Rexnord Corporation (the “Company”) held its 2026 annual meeting of shareholders (the “Annual Meeting”) on April 28, 2026 for the purposes of (i) electing eleven directors for terms expiring at the 2027 annual meeting of shareholders, (ii) holding a shareholder advisory vote on the compensation of the Company’s named executive officers as disclosed in the Company’s 2026 proxy statement, and (iii) ratifying the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

As of the March 9, 2026 record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting, 66,565,479 shares of the Company’s common stock were outstanding and eligible to vote. A total of 63,726,776 shares were voted in person or by proxy at the Annual Meeting.

The following are the final votes on the matters presented for approval at the Annual Meeting:

Vote on the election of eleven directors for terms expiring at the 2027 Annual Meeting:

Name	For	Against	Abstain	Broker Non-Votes
Gerben W. Bakker	61,760,024	700,229	18,469	1,248,054
Jan A. Bertsch	62,024,410	436,316	17,996	1,248,054
Stephen M. Burt	61,212,838	1,247,418	18,466	1,248,054
Theodore D. Crandall	61,983,328	477,031	18,363	1,248,054
Michael P. Doss	62,374,008	86,405	18,309	1,248,054
Michael F. Hilton	60,651,637	1,808,637	18,448	1,248,054
Rashida A. Hodge	61,845,030	605,786	27,906	1,248,054
Louis V. Pinkham	61,961,986	498,677	18,059	1,248,054
Rakesh Sachdev	56,878,394	5,581,799	18,529	1,248,054
Curtis W. Stoelting	59,779,949	2,680,548	18,225	1,248,054
Robin A. Walker-Lee	57,725,697	4,735,085	17,940	1,248,054

Advisory vote on the compensation of the Company’s named executive officers as disclosed in the Company’s 2026 proxy statement:

For	Against	Abstain	Broker Non-Votes
58,264,238	4,181,037	33,447	1,248,054

Vote on the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026:

For	Against	Abstain
59,430,117	4,275,254	21,405

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Index

Exhibit Number	Exhibit Description
104.1	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL REXNORD CORPORATION

Date: April 30, 2026          By: /s/ Molly Johnson
Molly Johnson
Vice President, Associate General Counsel & Assistant
Corporate Secretary